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                                                                     Exhibit 5.1


                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Equity Focus Trusts -- CitiSector Series, 1999

We consent to the use of our report dated October 25, 1999 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.




                                                    /s/ KPMG LLP

                                                        KPMG LLP


New York, New York
October 25, 1999